                                                                    Exhibit 10.2

                                27 February 2004


                                TOM GROUP LIMITED
                           (formerly TOM.COM LIMITED)


                                 TOM ONLINE INC.


                        ================================

                             DEED OF NON-COMPETITION

                        ================================


                        [FRESHFIELDS BRUCKHAUS DERINGER]

                                    CONTENTS

                                                                            PAGE
CLAUSE

1.   INTERPRETATION............................................................1
2.   TOM'S UNDERTAKINGS........................................................6
3.   ONLINE OPPORTUNITIES......................................................7
4.   CALL OPTION...............................................................8
5.   SCOPE OF UNDERTAKINGS.....................................................9
6.   ASSIGNMENT................................................................9
7.   AMENDMENT................................................................10
8.   FURTHER ASSURANCE........................................................10
9.   BENEFIT AND REASONABLENESS...............................................10
10.  SEVERABILITY.............................................................11
11.  WARRANTY OF CAPACITY AND POWER...........................................11
12.  NOTICES..................................................................12
13.  COUNTERPARTS.............................................................13
14.  WAIVERS..................................................................13
15.  ENTIRE AGREEMENT.........................................................13
16.  ARBITRATION..............................................................13
17.  GOVERNING LAW............................................................14
SCHEDULE 1....................................................................15
     Members of the Online Group involved in the Online Business in
     Mainland China...........................................................15
SCHEDULE 2....................................................................16
     Certain members of the TOM Group involved in business in
     Mainland China...........................................................16

THIS DEED is made on 27 February 2004

Between:

(1) TOM GROUP LIMITED (formerly TOM.COM LIMITED), an exempted company incorporated in the Cayman Islands, whose registered address is at 48/F The Center, 99 Queen's Road Central, Hong Kong (TOM); and

(2) TOM ONLINE INC., a wholly-owned subsidiary of TOM incorporated under the laws of the Cayman Islands, whose registered address is at M&C Corporate Services Limited, P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies and whose principal executive offices are at 8th Floor, Tower W3, Oriental Plaza, No. 1 Dong Chang An Avenue, Dong Cheng District, Beijing China 100738 (the Company).

Whereas:

(A) TOM is a leading Chinese language cross-media company listed on GEM (with stock code 8001) whose current operations in Mainland China, Taiwan and Hong Kong include the TOM Business as well as the Online Business.

(B) The Company is seeking a listing of the Online Shares on GEM and a quotation of ADSs representing Online Shares on NASDAQ.

(C) The Parties have agreed to subject themselves to certain restrictions and obligations which relate to, inter alia, their continuing business activities in order to protect their respective ongoing interests.

It is agreed as follows:

1.    Interpretation

1.1 In this Deed, unless the context otherwise requires, the following expressions shall have the following meanings:

ADSs means American depositary shares;

Ancillary Online Services means certain online services, which the TOM Group provides to its customers, that are ancillary or incidental to the operations of the TOM Business Divisions (including the online services provided through the HK Portal);

Audio-visual Business means a business that involves the production, licensing and/or delivery of audio-visual content by any transmission mode, including, without limitation, broadcasting (whether by satellite, cable or otherwise), web-casting and any other mode which is now known or may be developed in the future;

Beijing Redsail means Beijing Redsail Netlegend Data Network Technology Company Limited, a company established with limited liability in the PRC and in which TOM has a 100% effective interest as at the date of this Deed;

Business Day means a day (excluding Saturdays and days on which a tropical cyclone warning No. 8 or above or a "black" rain warning signal is hoisted in Hong Kong at any time between 09:00 a.m. and 5:00 p.m. (Hong Kong time)) on which banks generally are open in Hong Kong for the transaction of normal banking business;

Effective Date means the date on which the Online Shares are listed on GEM;

Excluded Business means any of the following:

(a)   the businesses owned or operated by any of the following entities:

           (i) iTravel (HK) Ltd, a company incorporated with limited liability in Hong Kong in which TOM has a 100% effective interest as at the date of this Deed and which ceased operations in May 2002;

           (ii) Shanghai Maya Online Broadband Network Company Limited, a company established with limited liability under the laws of the PRC and in which TOM has a 50 % effective interest as at the date of this Deed;

           (iii) Cernet Online Company Limited, a company established with limited liability in the PRC and in which TOM has a 37% effective interest as at the date of this Deed;

           (iv) Cernet Information Technology Company Limited, a company established with limited liability in the PRC and in which TOM has a 51% effective interest as at the date of this Deed;

           (v) ChinaPlus (Beijing) Company Limited, a company established with limited liability in the PRC and in which TOM has a 50% effective interest as at the date of this Deed;

           (vi) AASTOCKS.com LIMITED, a company incorporated with limited liability in Hong Kong and in which TOM has a 16.7% effective interest as at the date of this Deed;

           (vii)  Beijing Redsail;

           (viii) She Communications Ltd, a company incorporated with limited liability in Hong Kong; and

           (ix) ECLink Electronic Network Systems (Shenzhen) Company Limited, a company established with limited liability in the PRC and in which TOM has a 100% effective interest as at the date of this Deed;

(b)   the Audio-visual Business;

(c)   the ISP Business; and

(d) any Passive Investments made by any member of the TOM Group from time to time;

Financial Year means 1 January to 31 December (inclusive);

GEM means the Growth Enterprise Market of The Stock Exchange of Hong Kong
Limited;

Hong Kong means the Hong Kong Special Administrative Region of the PRC;

HK Portal means the Internet Portal with the uniform resource locator of [hk.tom.com], through which the TOM Group provides to its customers certain online services, that are ancillary or incidental to its operations from time to time;

HK Portal Business means that business, forming part of the TOM Group, which owns and operates the HK Portal from time to time;

Internet Portal means a website that acts as an entrance to other websites on the internet and may incorporate search engines, email, instant messaging and chat, personalised home pages and news services;

ISP Business means a business that provides:

(a) internet access services, which enable users to connect to the internet through their computers; and

(b) associated services, which include without limitation email, file transfer services, web site design and web hosting,

but, for the avoidance of doubt, the ISP Business does not include the HK Portal Business

Mainland China means the PRC excluding Taiwan, Hong Kong and the Macau Special Administrative Region of the PRC;

NASDAQ means the NASDAQ National Market in the United States;

Non-competition Period means the period commencing on the Effective Date and ending on the later of:

(a) the date when the percentage of the Online Shares held by TOM, through member(s) of the TOM Group, whether in the form of ordinary shares or ADSs representing ordinary shares and whether held directly or indirectly and whether owned legally or beneficially, represents less than 30% of the Company's entire issued ordinary share capital;

(b) the date when the Online Shares are no longer listed on GEM and the ADSs are no longer quoted NASDAQ; and

(c)   the second anniversary of the date of this Deed;

Offer Notice is defined in clause 3.2;

Online Business means the business comprising the following:

(a) commercial enterprise solutions, being the provision of technical and consultancy services in respect of internet-related computer hardware and software to enable customers to set up and maintain their internet and wireless infrastructures;

(b) value-added products and services provided by or through an Internet Portal, including but not limited to the provision of short messaging services, multi-media messaging services, online games, ringtones, lifestyle and business information, educational material and dating services, delivered to users by the means of:

           (i) wireless telecommunications networks (such as mobile phones and interactive voice response services); and

           (ii)   websites;

(c) online advertising services, where advertising on an Internet Portal is sold to third parties (for example, in the form of banner advertising or pop-up boxes) at both the wholesale and retail levels; and

(d) e-commerce, that allows users and merchants to sell/purchase products and services through the internet to/from other users and merchants,

but excluding in each case any Audio-visual Business;

Online Group means the Company and its Subsidiaries (including the PRC companies listed in Schedule 1 to this Deed, each of which is involved in business operations in Mainland China);

Online Group Accounts means the audited consolidated balance sheet of the Online Group for any single Financial Year and the audited consolidated profit and loss account for the Online Group for any single Financial Year;

Online Opportunity means any business investment or other commercial opportunity relating to any Online Business;

Online Shares means the ordinary shares of HK$0.01 each in the capital of the Company;

Option Period means the period commencing on the Effective Date and ending on the third anniversary of the Effective Date;

Option Price shall have the meaning given in clause 4.3;

Party means each of TOM and the Company and Parties means TOM and the Company together;

Passive Investment means an investment in any of the following:

(a) listed companies, which engage primarily in any Online Business (excluding any online services which are ancillary or incidental to its primary non-Online

      Business operations), provided the aggregate interest of the TOM Group in each such listed company does not exceed 5%; and

(b) funds which invest in entities, which may engage in any Online Business (excluding any funds which take a majority interest in any Online Business and any funds which invest in entitles engaged in any Online Business operated by TOM);

Portal Call Option has the meaning given in clause 4.1;

PRC means the People's Republic of China;

Relevant Assets has the meaning given in clause 4.3;

RMB means the Renminbi, the lawful currency of the PRC;

Restricted Business means the Online Business operated by the Online Group in Mainland China from time to time;

Subsidiary means any company, enterprise or other entity which is directly or indirectly controlled by a Party from time to time, and for the purpose of this Deed a Party has direct or indirect control of another company, enterprise or other entity where:

(a) 50% or more of the voting rights are directly or indirectly held by that Party;

(b) 50% or more of the profits are directly or indirectly distributable to that Party;

(c) a majority of the composition of the board of directors can be directly or indirectly appointed by that Party;

(d) 50% or more of the issued shares are held directly or indirectly by that Party; or

(e) the Party has operational, financial or economic control over such company, enterprise or entity through contractual arrangements;

Third Party Offer is defined in clause 3.1;

TOM Business means the activities of the TOM Group as at the Effective Date as disclosed in TOM's annual report for the year ended 31 December 2002 and TOM's interim report for the six months ended 30 June 2003 and any subsequent business activities entered into by members of the TOM Group prior to the Effective Date, including any mergers, acquisitions or business developments but excluding the Online Business and any Audio-visual Business;

TOM Business Divisions means the divisions of the TOM Business currently comprising the TOM Group's outdoor media, print media, sports and entertainment and any other new business division which the TOM Group may have from time to time;

TOM Group means TOM and its Subsidiaries (including, for the avoidance of doubt but without limitation, the PRC companies listed in Schedule 2 to this Deed, each of which is involved in business operations in Mainland China) but excluding the members of the Online Group; and

TOM Group Accounts means the audited consolidated balance sheet of the TOM Group for any single Financial Year and the audited consolidated profit and loss account for the TOM Group for any single Financial Year.

1.2   In this Deed, unless the context otherwise requires:

(a) references to persons includes individuals, bodies corporate (wherever incorporated), unincorporated associations and partnerships;

(b) the headings are inserted for convenience only and do not affect the construction of this Deed; and

(c) any reference to any document or agreement is a reference to it as it may have been, or may from time to time be amended.

1.3   The Schedules comprise schedules to this Deed and form part of this Deed.

2.    TOM's undertakings

2.1 Subject to clauses 2.2 and 5, TOM undertakes that it shall not, and shall procure that each other member of the TOM Group shall not, without the prior written consent of the Company, carry on or engage, invest, participate or be interested (economically or otherwise) in any company, business, entity, investment or activity in Mainland China during the Non-competition Period other than in respect of the Excluded Business which will or is likely to compete directly or indirectly with the Restricted Business (whether alone or jointly with another person and whether directly or indirectly or on behalf of or to assist any other person (including by way of licence of the "TOM" trademark)).

2.2 TOM's undertaking under clause 2.1 does not apply to the Ancillary Online Services, to the extent and for so long as the revenue earned for:

(a) the Ancillary Online Services in relation to any individual TOM Business Division (excluding the online services provided through the HK Portal) shall not exceed 10% of the total revenue earned from that TOM Business Division in the same Financial Year as shown in the TOM Group Accounts;

(b) the Ancillary Online Services in relation to all TOM Business Divisions (including the online services provided through the HK Portal) shall not exceed 5% of the total revenue of the TOM Group (but excluding the online services provided through the revenue attributed to the Company which is consolidated into the total revenue of the TOM Group) in the same Financial Year as shown in the TOM Group Accounts; and

(c) the Ancillary Online Services in relation to all TOM Business Divisions (including the online services provided through the HK Portal) shall not exceed 15% of the total revenue of the Online Group in the same Financial Year as shown in the Online Group Accounts.

2.3 TOM undertakes to provide, and shall procure that each relevant member of the TOM Group provides, the audit committee (or such other relevant committee of the board of directors) of the Company, upon reasonable notice, with access to the relevant accounting records of the TOM Group for the purpose of any review by such audit committee (or such other relevant committee of the board of directors) in connection with the revenue thresholds relating to Ancillary Online Services in clause 2.2.

3.    Online opportunities

3.1 Subject to clauses 3.6 and 5, TOM undertakes that where a third party offers to any member of the TOM Group (a Third Party Offer), or any member of the TOM Group itself identifies, an Online Opportunity at any time during the Non-competition Period:

(a) within Mainland China, then TOM or such member of the TOM Group will first refer the Online Opportunity to the Company. If the Company (after a reasonable time has been afforded to it for considering such offer) decides not to exploit that Online Opportunity, the TOM Group shall be entitled but shall not be obliged to exploit it, provided that if TOM or such member of the TOM Group exploits it and subsequently decides to dispose of its interest in the business created from that Online Opportunity, it must give the Company the right of first refusal to acquire its interest. Notwithstanding any other provision of this Deed, this right of first refusal will automatically expire on the fifth anniversary of the Effective Date; and

(b) outside Mainland China, then TOM or such member of the TOM Group will first refer the Online Opportunity, to the Company. If the Company (after a reasonable time has been afforded to it for considering such offer) decides not to exploit the Online Opportunity, TOM or any other member of the TOM Group shall be entitled but shall not be obliged to exploit it.

3.2 Any such offer of an Online Opportunity by any member of the TOM Group to the Company pursuant to clause 3.1 shall be by written notice to the Company identifying the country and target company (if relevant) and detailing all information reasonably necessary for the Company to consider the Online Opportunity (including details of any investment or acquisition costs) (the Offer Notice).

3.3 Where an Online Opportunity arises because of a Third Party Offer, the terms and conditions on which the Company may exploit the Online Opportunity shall be substantially the same as those which may have been negotiated by TOM or any other member of the TOM Group.

3.4 If the Company wishes to exploit the Online Opportunity, it must give notice to TOM in accordance with clause 12 within 28 days of receipt of the Offer Notice that the Company intends to exploit the Online Opportunity.

3.5 If the Company fails to respond to TOM within the 28 day period set out in clause 3.4 above, or the Company expressly declines the Online Opportunity, or, having informed TOM that it intends to exploit the Online Opportunity, the Company then fails to take any action in relation to the Online Opportunity for 3 months from the date on which it informed TOM of its intention to exploit the Online Opportunity, TOM or any other member of the TOM Group shall, subject to clause 3.1(a), 3.6 and 5, be entitled but shall not be obliged to carry on or engage, invest, participate or be interested (economically or otherwise) in the Online Opportunity on substantially the same terms and conditions as set out in the Offer Notice.

3.6 For the avoidance of doubt, no member of the TOM Group shall be entitled to exploit an Online Opportunity within Mainland China where the exploitation by any member of the TOM Group of such Online Opportunity would constitute a breach of the undertaking in clause 2.1.

4.    Call option

4.1 Subject to the provisions of this clause 4, TOM hereby grants to the Company an option to purchase the TOM Group's entire interest in the HK Portal Business (the Portal Call Option).

4.2 The Company may exercise the Portal Call Option at any time during the Option Period by giving notice to TOM, in accordance with clause 12, that it wishes to do so (an Option Notice). An Option Notice, once served, may not be revoked.

4.3 The price payable by the Company (the Option Price) for the relevant interests in respect of which the Portal Call Option has been exercised (the Relevant Assets) shall be the fair market value of the Relevant Assets as at the date of the option notice determined by an internationally recognised firm of accountants (the Expert) appointed by the Parties at the time of the exercise by the Company of the Portal Call Option, or failing agreement, to be selected by the President for the time being of the Institute of Chartered Accountants in Hong Kong. The Expert shall act as an expert and not as an arbitrator, and its determination shall be final and binding on the Parties save for manifest error.

4.4 TOM undertakes that it will make available to the Expert such information about the Relevant Assets as the Expert may reasonably require to determine the Option Price, or procure that such information be made available to the Expert as soon as practicable. The cost of the determination of the Option Price shall be borne by the Parties equally.

4.5 Completion of the sale and purchase of the Relevant Assets shall (in the absence of agreement between the Parties) take place on the later of:

(a) the tenth Business Day following the determination of the Option Price by the Expert; and

(b) the tenth Business Day following the day on which all necessary approvals in respect of such sale and purchase have been obtained from any competent supranational, governmental or regulatory agencies or authorities.

4.6   TOM warrants to the Company that:

(a) it is and shall remain, until the exercise of the Portal Call Option or the expiry of the Option Period, the beneficial owner of the assets which are the subject matter of the Portal Call Option and has and will have full power and authority to grant an option in respect of the same on the terms and conditions of this Deed;

(b) it shall not, prior to the exercise of the Portal Call Option or the expiry of the Option Period, transfer, dispose of, charge, pledge or encumber in any way its interest in the assets which are the subject matter of the Portal Call Option, unless such transfer, disposal, charge, pledge or encumbrance is to, or in favour of, the Company; and

(c) each of the assets which are the subject matter of the Portal Call Option shall be sold free from all security interests, options, equities, claims or other third party rights (including rights of pre-emption) of any nature whatsoever and with all rights attaching to them at the date of the exercise of the Portal Call Option.

5.    Scope of undertakings

5.1   Nothing in this Deed shall:

(a) impose any restriction on either the TOM Business or the Online Business as carried on as at the Effective Date;

(b) impose any restriction on the conduct by any member of the TOM Group of the Excluded Business from time to time; or

(c) prohibit either Party from outsourcing services to a third party in connection with the bundling of offline and/or online advertising services.

5.2 The Parties acknowledge that the convergence of information technology, telecommunications and broadcasting creates significant uncertainty in relation to the optimum business model to adopt in respect of an Audio-visual Business. Accordingly, the Parties agree that each of them (and their respective Subsidiaries) may engage in any Audio-visual Business without restriction.

5.3 The Parties agree that each of them may engage in any ISP Business without restriction.

6.    Assignment

Neither Party shall nor shall it purport to assign, transfer, charge or otherwise deal with all or any of its rights and/or obligations under this Deed nor grant, declare, create or dispose of any right or interest in it, without the prior written consent of the other, such approval not to be unreasonably withheld or delayed.

7.    Amendment

7.1 No variation of this Deed shall be valid unless it is in writing and signed by or on behalf of each of the Parties.

7.2 Unless expressly agreed, no variation shall constitute a general waiver of any provisions of this Deed, nor shall it affect any rights, obligations or liabilities under or pursuant to this Deed which have already accrued up to the date of variation, and the rights and obligations of the Parties under or pursuant to this Deed shall remain in full force and effect, except and only to the extent that they are so varied.

8.    Further assurance

Each of the Parties agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as may be necessary or desirable to implement and/or give effect to this Deed and the rights and obligations contemplated by it.

9.    Benefit and reasonableness

9.1   Each of the Parties acknowledges and agrees that:

(a)   the contents of the Recitals are true and accurate;

(b) each of the restrictions and undertakings contained in this Deed is being granted, as appropriate:

           (i) to the Company (acting for itself and as trustee for each of the other members of the Online Group) for the benefit of the Company and for each of the members of the Online Group; and

           (ii) to TOM (acting for itself and as trustee for each of the other members of the TOM Group) and for the benefit of TOM and for each of the members of the TOM Group; and

(c) the provisions of this Deed are reasonable and necessary to protect the interest of the Online Group and the TOM Group at the time of, and subsequent to, the Effective Date.

9.2 Whilst the restrictions set out in clauses 2 and 3 are considered by the Parties to be fair and reasonable, it is recognised that restrictions of the nature in question may fail for unforeseen technical reasons and, accordingly, it is hereby agreed that if any of the restrictions shall be found or adjudged to be void as going beyond what is fair and reasonable in all the circumstances for the protection of the interests of the Company and the Online Group, and if by:

(a)   deleting part of the wording; and/or

(b)   substituting:

           (i)    a shorter period of time;

           (ii)   a smaller geographical area; and/or

           (iii)  a reduced range of activities,

for any time period, geographical area or range of activities set out in clauses 2 and 3, it shall be valid and enforceable then:

(c)   such deletions shall be made; and/or

(d) there shall be substituted such shorter period and/or smaller area and/or reduced range of activity.

10.   Severability

The Parties intend that the provisions of this Deed shall be enforced to the maximum extent permissible under the laws applicable in each jurisdiction in which enforcement of any provisions of this Deed is sought. If any particular provision or part of this Deed shall be held to be invalid or unenforceable, this Deed shall be deemed to be amended by the deletion of the provision or part held to be invalid or unenforceable or, to the extent permissible by the applicable laws of the relevant jurisdiction in which such enforcement is sought, such provision or part shall be deemed to be varied in such a way as to achieve most closely the purpose of the original provision or part in a manner which is valid and enforceable, provided that for the avoidance of doubt, such amendments shall apply only with respect to the operation of this Deed in the particular jurisdiction in which the decision as to invalidity or unenforceability is made.

11.   Warranty of Capacity and power

Each Party represents, warrants and undertakes to the other Party that:

(a) it has full authority, power and capacity to enter into and carry out its obligations under this Deed;

(b) all necessary acts and things have been taken or done to enable it lawfully to enter into and carry out its obligations under this Deed;

(c) when executed, this Deed will create obligations which are valid and binding on it and enforceable in accordance with their terms; and

(d) no provision of this Deed is in breach of any provisions specified in any documents of its articles of association or the laws and regulations of its jurisdiction of incorporation.

12.   Notices

12.1 Any notice to be given by one Party to the other under, or in connection with, this Deed shall be in writing and signed by or on behalf of the Party giving it. It shall be served by sending it by fax to the number set out in clause 12.2, or delivering it by hand, or sending it by pre-paid recorded delivery, special delivery or registered post, to the address set out in clause
12.2 and in each case marked for the attention of the relevant Party (or as otherwise notified from time to time in accordance with the provisions of this clause 12). Any notice so served by hand, fax or post shall be deemed to have been duly given:

(a)   in the case of delivery by hand, when delivered;

(b) in the case of delivery by fax, at the time of transmission (subject to the receipt by the sender of a report confirming uninterrupted transmission);

(c) in the case of prepaid recorded delivery, special delivery or registered post, at 10 a.m. on the second Business Day following the date of posting provided that in each case where delivery by hand or by fax occurs after 6 p.m. on a Business Day or on a day which is not a Business Day, service shall be deemed to occur at 9 a.m. on the next following Business Day.

References to time in this clause are to local time in the country of the addressee.

12.2  The addresses and fax numbers of the Parties for the purpose of clause
12.1 are as follows:

TOM Group Limited

Address:           48/F., The Center
                   99 Queen's Road Central
                   Hong Kong

Telephone Number:  (852) 2121-7878

Fax Number:        (852) 2189-7446

Attention:         The Company Secretary

TOM Online Inc.

Address:           8th Floor
                   Tower W3
                   Oriental Plaza
                   No. 1 Dong Chang An Avenue
                   Dong Cheng District
                   Beijing
                   PRC 100738

Telephone Number:  (8610) 8518-1000

Fax Number:        (8610) 8518-1160

Attention:         The Company Secretary

12.3 A Party may notify the other Party to this Deed of a change to its name, relevant addressee, address or fax number for the purposes of this clause 12, provided that such notice shall only be effective on:

(a) the date specified in the notice as the date on which the change is to take place; or

(b) if no date is specified or the date specified is less than five Business Days after the date on which notice is given, the date following five Business Days after notice of any change has been given.

13.   Counterparts

This Deed may be executed in any number of counterparts and by the Parties to it on separate counterparts, each of which, when executed and delivered, shall be an original, but all the counterparts shall together constitute one and the same instrument.

14.   Waivers

Other than where required by any applicable law, no failure or delay by either Party in exercising any right or remedy provided by any applicable law under or pursuant to this Deed shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

15.   Entire agreement

This Deed sets out the entire agreement and understanding between the Parties in respect of the subject matter of this Deed. It is agreed that:

(a) neither Party has entered into this Deed in reliance upon any representation, warranty or undertaking of the other Party which is not expressly set out or referred to in this Deed;

(b) neither Party shall have any remedy in respect of misrepresentation or untrue statement made by the other Party which is not contained in this Deed nor for any breach of warranty which is not contained in this Deed; and

(c) this clause shall not exclude any liability for, or remedy in respect of, fraudulent misrepresentation.

16.   Arbitration

16.1 All disputes, controversies or claims arising out of or in connection with this Deed, including the breach, termination or invalidity of this Deed, shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with those rules.

16.2  The seat of the arbitration shall be Hong Kong.

16.3 The language of the arbitration shall be English but documents may be submitted in other languages if an English translation is provided.

17.   Governing Law

This Deed and the relationship between the Parties shall be governed by, and interpreted in accordance with, the laws of Hong Kong.

IN WITNESS WHEREOF this Deed has been duly executed and delivered on behalf of the Parties on the date first above written.

                                   SCHEDULE 1

                     Members of the Online Group involved in
                      the Online Business in Mainland China

The companies listed below are members of the Online Group which are involved in the Online Business in Mainland China as at the date of this Deed:

1.    Beijing GreaTom United Technology Company Limited
      [Company name in Chinese]

2.    Beijing Lei Ting Wan Jun Network Technology Limited
      [Company name in Chinese]

3.    Beijing Super Channel Network Limited
      [Company name in Chinese]

4.    Shanghai Super Channel Network Limited
      [Company name in Chinese]

5.    Shenzhen Freenet Information Technology Company Limited
      [Company name in Chinese]

6.    Puccini Network Technology (Beijing) Limited
      [Company name in Chinese]

7.    Beijing Leitingwuji Network Technology Company Limited
      [Company name in Chinese]

                                   SCHEDULE 2

                  Certain members of the TOM Group involved in
                           business in Mainland China

The following non-exhaustive list of companies are members of the TOM Group which are involved in business in Mainland China as at the date of this Deed:

1. Beijing Redsail Netlegend Data Network Technology Company Limited [Company name in Chinese]

2.    Cernet Information Technology Company Limited
      [Company name in Chinese]

3.    Cernet Online Company Limited
      [Company name in Chinese]

4.    ChinaPlus (Beijing) Company Limited
      [Company name in Chinese]

5. EClink Electronic Network Systems (Shenzhen) Company Limited [Company name in Chinese] & Shenzhen New ECLink

      Network Information Technology Company Limited
      [Company name in Chinese]

6.    Shanghai Maya Online Broadband Network Company Limited
      [Company name in Chinese]

EXECUTED, SEALED                             )
and DELIVERED as a DEED                      )
under the common seal of                     )
TOM GROUP LIMITED                            )
and signed by two directors / one director   )
and the company secretary                    )

                   Director: /s/ Tommei Tong

                   Secretary: /s/ Angela S.F. Mak


Witness:        /s/ Angela S.F. Mak
         ...............................
         Signature

         Name: Angela Mak

         Address: 48/F The Centre
         99 Queen's Road, Central
         Hong Kong


EXECUTED, SEALED                             )
and DELIVERED as a DEED                      )
under the common seal of                     )
TOM ONLINE INC.                              )
and signed by two directors / one director   )
and the company secretary                    )

                   Director: /s/Xu Zhiming

                   Secretary: /s/ Angela S.F. Mak



Witness:        /s/ Angela S.F. Mak
         ...............................
         Signature

         Name: Angela S.F. Mak

         Address: 48/F The Centre
         99 Queen's Road, Central
         Hong Kong